UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 27, 2017

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey		07666
(Address of Principal Executive Offices)		(Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 27, 2017, the Board of Directors (the “Board”) of Cognizant Technology Solutions Corporation (the "Company") appointed Betsy S. Atkins and John M. Dineen to the Board to fill two newly-created vacancies, effective April 1, 2017. Ms. Atkins and Mr. Dineen will serve until the Annual Meeting of Stockholders of the Company to be held in 2017 (the “2017 Annual Meeting”) and will be nominated for election at that meeting. Both were selected as directors based on their extensive and strong experience, as summarized below.
Betsy S. Atkins, age 63, has served as Chief Executive Officer of Baja LLC, a venture capital investment firm, since 1994. Ms. Atkins served as Chairman and Chief Executive Officer of Clear Standards, Inc., a provider of energy management and sustainability software and solutions, from 2009 until its sale to SAP AG in 2010. She previously served as Chairman and Chief Executive Officer of NCI, Inc., a neutraceutical functional food company, from 1991 through its sale in 1993. Ms. Atkins co-founded Ascend Communications, a manufacturer of communications equipment, in 1989, where she was also a member of the board of directors until its acquisition by Lucent Technologies in 1999. Ms. Atkins has served on the board of directors of Schneider Electric SE since 2011, where she is currently serving on the Strategy Committee. She has served on the board of directors of HD Supply Holdings, Inc. since 2013, where she is currently the Independent Lead Director, Chairman of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. She has also served on the board of directors of SL Green Realty Corp. since 2015, where she is currently serving on the Audit Committee. She is an advisor to SAP and a member of board of directors of Volvo Car AB. Ms. Atkins previously served on the boards of directors of Darden Restaurants, Inc. from 2014 to 2015, Ciber, Inc. in 2014, Wix.com Ltd. from 2013 to 2014, Chico's FAS, Inc. from 2004 to 2013 and SunPower Corporation from 2005 to 2012. Ms. Atkins holds a Bachelor of Arts degree from the University of Massachusetts, Amherst.
John M. Dineen, age 53, has served as an Operating Advisor to Clayton, Dubilier & Rice, LLC, a private equity firm, since January 2015. From 1986 to October 2014, Mr. Dineen served in a variety of leadership roles with General Electric Company, including as Chief Executive Officer of GE Healthcare, Chief Executive Officer of GE Transportation, President of GE Plastics, General Manager of GE's Power Equipment business and General Manager of GE’s Appliances, Microwave and Air-Conditioning businesses. Mr. Dineen has served on the board of directors of Merrimack Pharmaceuticals, Inc. since 2015, where he is currently the Chairman of the Organization and Compensation Committee. Mr. Dineen holds Bachelor of Science degrees in Biology and Computer Science from the University of Vermont.
The Board determined that Ms. Atkins and Mr. Dineen each qualify as an “independent director” under the rules and regulations of The NASDAQ Stock Market, LLC.
Ms. Atkins and Mr. Dineen shall each receive compensation for serving on the Board consistent with the compensation guidelines for non-employee directors described in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 29, 2016. Pursuant to those guidelines, the Board approved, effective April 1, 2017, the grant of the following to each of Ms. Atkins and Mr. Dineen:

•
A number of restricted stock units equal in value to $23,863 as measured by the closing price of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”) on March 31, 2017 (rounded down to the nearest whole share), with such stock grant to vest ratably on an annual basis over three years; and

•
Stock options to purchase a number of shares of Class A Common Stock (the “Stock Options”) with a grant date value equal to $23,863 as calculated using a modified Black-Scholes calculation and with an exercise price equal to the closing price of the Class A Common Stock on March 31, 2017. The Stock Options vest in two equal annual installments, with 50% of the Stock Options vesting on the one-year anniversary of the grant date and 50% of the Stock Options vesting on the two-year anniversary of the grant date, so that the Stock Options will be fully vested on the two year anniversary of the grant date.

Ms. Atkins and Mr. Dineen have also each entered into the Company’s standard form of indemnification agreement for directors and officers with the Company.
Two of the Company’s current directors, Lakshmi Narayanan and Thomas M. Wendel, will not be seeking reelection at the 2017 Annual Meeting.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective March 27, 2017, the Board amended and restated the Company’s by-laws (as amended and restated, the “Amended and Restated By-Laws”) to add a new Article XII selecting Delaware as the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action or proceeding asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Company to the Company or the Company’s stockholders, creditors or other constituents, (iii) any action or proceeding asserting a claim against the Company or any director, officer, employee or agent of the Company that arises under any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or by-laws (in each case, as they may be amended from time to time), (vi) any action or proceeding to interpret, apply, enforce or determine the validity of the Company’s certificate of incorporation or by-laws (in each case, as they may be amended from time to time), or (v) any action or proceeding asserting a claim against the corporation or any director, officer, employee or agent of the corporation that is governed by the internal affairs doctrine.
The foregoing description of the amendments to the Company’s by-laws does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated By-Laws. The Amended and Restated By-Laws, along with a copy marked to show changes from the prior by-laws, are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-Laws of the Company, effective March 27, 2017
3.2	Amended and Restated By-Laws of the Company, marked to show amendments, effective March 27, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Karen McLoughlin
Name:	Karen McLoughlin
Title:	Chief Financial Officer

Date: March 31, 2017

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated By-Laws of the Company, effective March 27, 2017
3.2	Amended and Restated By-Laws of the Company, marked to show amendments, effective March 27, 2017